Exhibit 10.23

FIFTH AMENDMENT
TO THE ASSET PURCHASE AGREEMENT

Dated May 15, 2009

among

RCLC, Inc. (formally known as RONSON CORPORATION),
a New Jersey corporation,

and

RONSON AVIATION, INC.,
a New Jersey corporation,

SELLER,

HAWTHORNE TTN HOLDINGS, LLC
a Delaware Limited Liability Company,

BUYER.

Sale by RCLC, Inc. (formally known as Ronson Corporation) of
Certain  of the Assets and
the Business of its Wholly Owned Subsidiary,
Ronson Aviation, Inc. to

Hawthorne TTN Holdings, LLC

WHEREAS, RCLC, Inc. (formally known as RONSON CORPORATION), a New Jersey corporation (“Parent”), and RONSON AVIATION, INC., a New Jersey Corporation (“Aviation”) (Parent and Aviation hereinafter referred to together as “Seller”), and Hawthorne TTN Holdings, LLC, a Delaware limited liability company (“Buyer”) entered into that certain ASSET PURCHASE AGREEMENT (“APA”) dated May 15, 2009; and

WHEREAS, Seller and Buyer entered into the First Amendment to the Asset Purchase Agreement on or about October 15, 2009 extending the Closing Date to on or before December 31, 2009; and

WHEREAS, Seller and Buyer entered into the Second Amendment of the Asset Purchase Agreement extending the Closing date to March 5, 2010; and

WHEREAS, Seller and Buyer entered into the Third Amendment of the Asset Purchase Agreement extending the Closing Date to March 26, 2010; and

WHEREAS, Seller and Buyer entered into the Fourth Amendment of the Asset Purchase Agreement, which among other things, extended the Closing Date to March 31, 2010; and

WHEREAS, Sell and Buyer wish to further extend the closing date to April 14, 2010; and

NOW THEREFORE, the parties hereby agree as follows:

1.	Section 3 of the APA is amended to provide that the Closing Date shall be on or before April 14, 2010.

2.
Section 19 of the APA is amended to eliminate the provision that Seller shall reimburse Buyer a sum not to exceed $150,000 for its actual accounting, environmental and legal fees if Seller terminates the APA pursuant to that provision.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

RCLC, Inc. (formally known as RONSON
CORPORATION)

BY:	/s/ Joel Getzler
Joel Getzler
Chief Reconstruction Officer
Dated:

RONSON AVIATION, INC.

	BY:	/s/ Joel Getzler
Joel Getzler
Chief Reconstruction Officer
Dated:

HAWTHORNE TTN HOLDINGS, LLC

	BY:	/s/ Steven Levesque
Steven Levesque
President, Hawthorne Corp.,
Managing Member
Dated: